For period ending August 31, 2013                                                                                                                                          Exhibit 77O
File number 811-6292

FUND: UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Quintiles Transnational Holdings Inc.

2.  Date of Purchase:  05/09/2013                                                           3.  Date offering commenced: 05/09/2013

4. Underwriter(s) from whom purchased: Barclays

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: 250, 000 shares (firmwide)

7. Aggregate principal amount or total number of shares of offering: 23,684,210

8. Purchase price (net of fees and expenses): $40.00

9. Initial public offering price: $40.00

10. Commission, spread or profit: $1.20

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Peter J. Bye                                           Date: October 28, 2013

Print Name: Peter J. Bye

FORM 10f-3

Rule 144A Securities

FUND: UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Intelsat Jackson Hldg. 505% due 08/01/2023

2.  Date of Purchase:  05/21/2013                                                           3.  Date offering commenced: 05/21/2013

4. Underwriter(s) from whom purchased: CS First Boston

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $4,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $2,000,000,000

8. Purchase price (net of fees and expenses): $ 100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: 0.98% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ John Hwang                                                           Date: 5/23/2013

Print Name:  John Hwang

FORM 10f-3

Rule 144A Securities

FUND: UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Ineos Group Holdings 6 1/8% due 08/15/2018

2.  Date of Purchase:  05/02/2013                                                           3.  Date offering commenced: 05/02/2013

4. Underwriter(s) from whom purchased: Citigroup Global Markets

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:$4,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $678,000,000

8. Purchase price (net of fees and expenses): $100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: 0.5% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ John Hwang                                                           Date:5/3/2013

Print Name:  John Hwang

FORM 10f-3

Rule 144A Securities

FUND: UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Continental Resources Inc. 4.5% due 04/15/2023

2.  Date of Purchase:  04/02/2013                                                           3.  Date offering commenced: 04/02/2013

4. Underwriter(s) from whom purchased: Bank of Americas Securities

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $13,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $1,500,000,000

8. Purchase price (net of fees and expenses): $100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: 1.375% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ John Hwang                                                           Date: 4/8/2013

Print Name:  John Hwang

FORM 10f-3

Rule 144A Securities

FUND: UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Cequel Com Hldg 5.125% due 12/15/2021

2.  Date of Purchase:  05/13/2013                                                           3.  Date offering commenced: 05/13/2013

4. Underwriter(s) from whom purchased: CS First Boston

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:$7,000,000.00 firmwide

7. Aggregate principal amount or total number of shares of offering: $750,000,000

8. Purchase price (net of fees and expenses): $100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: 0.75% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/John Hwang                                                           Date: 5/16/2013

Print Name:  John Hwang

FORM 10f-3

Rule 144A Securities

FUND: UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: TRW Automotive Inc. 4.5% due 03/01/2021

2.  Date of Purchase:  02/25/2013                                                           3.  Date offering commenced: 02/25/2013

4. Underwriter(s) from whom purchased: Bank of Americas Securities

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $5,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $400,000,000

8. Purchase price (net of fees and expenses): $100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: 1.375% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ John Hwang                                                           Date: 2/26/2013

Print Name:  John Hwang

FUND: UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Zoetis Inc.

2.  Date of Purchase:  01/31/2013                                                           3.  Date offering commenced: 01/31/2013

4. Underwriter(s) from whom purchased: Merrill Lynch

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: 600,000 shares (firmwide)

7. Aggregate principal amount or total number of shares of offering: 86,100,000 shares

8. Purchase price (net of fees and expenses): $26.000

9. Initial public offering price: $26.000

10. Commission, spread or profit: $0.5616

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approve: /s/ Savern Console                                                      Date: February 7, 2013

Print Name: Savern Console

FUND: UBS U.S. Allocation

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Equinix, Inc. 5.375% due 04/01/2023

2.  Date of Purchase:  02/28/2013                                                           3.  Date offering commenced: 02/28/2013

4. Underwriter(s) from whom purchased: JP Morgan Securities

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $12,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $1,000,000,000.00

8. Purchase price (net of fees and expenses): $100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: 1.2%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/John Hwang                                                      Date: 3/4/2013

Print Name: John Hwang

FUND: UBS U.S. Allocation Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Intl Lease Finance Corp 3.875% due 04/15/2018

2.  Date of Purchase:  03/06/2013                                                           3.  Date offering commenced: 03/03/2013

4. Underwriter(s) from whom purchased: JP Morgan Securities

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:$ 9,999,600 firmwide

7. Aggregate principal amount or total number of shares of offering: $749,970,000.00

8. Purchase price (net of fees and expenses): $99.996

9. Initial public offering price: $99.996

10. Commission, spread or profit: .75%

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
	X_______ X_______	_______ _______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ John Hwang                                                      Date: 3/7/2013

Print Name: John Hwang